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As filed with the Securities and Exchange Commission on May 3, 2001

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------
                                   FORM 8-A/A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                           ---------------------------
                                 Amendment No. 2

                            TASER INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

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
            DELAWARE                                          86-0741227
          (State of Incorporation)              (I.R.S. Employer Identification No.)
        7860 E. McClain Dr., Suite 2                            85260
             Scottsdale, Arizona                             (Zip code)
(Address of principle executive offices)
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Securities to be registered pursuant to Section 12(b) of the Act:

                                       N/A
                                (Title of Class)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to general Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:

                       REGISTRATION NO. 333-55658

Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, $0.00001 par value per share

              Warrant, right to purchase one share of Common Stock

Unit, one and one-half shares of Common Stock and one and one-half Warrants, each whole Warrant to purchase one share of Common Stock

                    (Title of each class to be so registered)
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ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

            Incorporated herein by reference to the Description of Securities section of the Registrant's Registration Statement on Form SB-2 (File No. 333-55658) filed on February 14, 2001, as amended by Amendment Nos. 1, 2 and 3, filed on February 26, April 13 and April 30, 2001, respectively, and as further amended from time to time.

ITEM 2.     EXHIBITS.

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EXHIBIT NO.                       DESCRIPTION
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
1.                        Registrant's Certificate of Incorporation, as amended, incorporated herein by reference to
                          Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2 (File No. 333-55658).

2.                        Registrant's Bylaws, as amended, incorporated herein by reference to Exhibit 3.2 to the
                          Registrant's Registration Statement on Form SB-2 (File No. 333-55658).

3.                        Form of Common Stock Certificate, incorporated herein by reference to Exhibit 4.2 to the
                          Registrant's Registration Statement on Form SB-2 (File No. 333-55658).

4.                        Form of Public Warrant, incorporated herein by reference to Exhibit 4.3 to the Registrant's
                          Registration Statement on Form SB-2 (File No. 333-55658)

5.                        Form of Unit Certificate, incorporated herein by reference to Exhibit 4.4 to the Registrant's
                          Registration Statement on Form SB-2 (File No. 333-55658).

6.                        Form of Warrant and Unit Agreement, incorporated herein by reference to Exhibit 4.5 to the
                          Registrant's Registration Statement on Form SB-2 (File No. 333-55658).
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                                    SIGNATURE

              Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                 TASER INTERNATIONAL, INC.

Date:  May 3, 2001                               By: /s/ Patrick W. Smith
                                                     ---------------------
                                                     Patrick W. Smith
                                                     Chief Executive Officer